AMENDMENT TO PARTICIPATION AGREEMENT

THIS AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 31st day of December 2007, among FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("Fund"), ALLIANCEBERNSTEIN L.P. ("Adviser"), and ALLIANCEBERNSTEIN INVESTMENTS INC. ("Distributor"), collectively the Parties . Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below ).

RECITALS

WHEREAS, FGWL&A, Fund, Adviser, and Distributor are parties to a Participation Agreement dated June 2, 2003, as amended (the "Agreement"); and

WHEREAS, the Parties to the Agreement desire to add an additional contact; and

WHEREAS, the Parties to the Agreement desire to add an additional Portfolio; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule A of the Agreement and replacing it with the revised Schedule A attached hereto; and

WHEREAS, The Parties desire and agree to amend the Agreement by amending Schedule B of the Agreement by adding an additional Portfolio.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein , the Parties hereby amend the Agreement as follows:

  Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

  Schedule B ofthe Agreement is hereby amended by adding the AllianceBemstein VPS Real Estate Investment Portfolio to the list ofdesignated portfolios.

IN WITNESS WHEREOF, the Parties have executed this Amendment as ofthe 31st day of December 2007.

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY By its authorized officer, By:

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Chris Bergeron
Name:	Chris Bergeron
Title:	Vice President
Date:	1-24-08

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

By its authorized officer,

By:	/s/ Marc O. Mayer
Name:	Marc O. Mayer
Title:	Executive Vice President
Date:

ALLIANCEBERNSTEIN L.P.

By its authorized officer,

By:	/s/ Marc O. Mayer
Name:	Marc O. Mayer
Title:	Executive Vice President
Date:

ALLIANCEBERNSTEIN INVESTMENTS INC.

By its authorized officer,

By:	/s/ Stephen C. Scanlon
Name:	Managing Director
Title:
Date:

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SCHEDULE A

Contracts	Form Numbers
Charles Schwab & Co., Inc. (Schwab Select)	J434NY
Charles Schwab & Co., Inc. (Schwab OneSource)	J444NY

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